SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2006
BioMed Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
17140 Bernardo Center Drive, Suite 222
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 99.1

Item 1.01 Entry into a Material Definitive Agreement.
KeyBank Secured Bridge Loan
     In connection with the acquisition of the properties from Human Genome Sciences, Inc. (“HGSI”) described below in Item 2.01, on May 24, 2006, BioMed Realty, L.P. (the “Operating Partnership”), the operating partnership subsidiary of BioMed Realty Trust, Inc. (“BioMed”), entered into a secured bridge loan with KeyBank National Association (“KeyBank”), as administrative agent, and certain other lenders, under which it borrowed $150.0 million.
     The bridge loan has a term of three months and bears interest at a floating rate equal to, at BioMed’s option, either (1) LIBOR plus 140 basis points or (2) the higher of (a) the prime rate then in effect and (b) the federal funds rate then in effect plus a spread of 50 basis points. The bridge loan is secured by the HGSI headquarters facility and any related collateral. BioMed, at its sole discretion, may extend the maturity date of the bridge loan for an additional three months after satisfying certain conditions.
     The terms of the bridge loan include certain restrictions and covenants, which limit, among other things, the incurrence of additional indebtedness and liens. The terms also require compliance with financial covenants relating to the minimum amounts of net worth, fixed charge coverage, leverage ratio, interest coverage, the maximum amount of variable-rate, secured and recourse indebtedness, and certain investment limitations. The bridge loan specifies a number of events of default (some of which are subject to applicable cure periods), including, among others, the failure to make payments when due, noncompliance with covenants and defaults under other agreements or instruments of indebtedness. Upon the occurrence of an event of default, the lenders may terminate the bridge loan and declare all amounts outstanding to be immediately due and payable.
     The foregoing description of the KeyBank secured bridge loan does not purport to be complete and is qualified in its entirety by reference to the complete text of the secured bridge loan agreement and the related note, which are filed as exhibits to this report and incorporated herein by reference.
Human Genome Sciences Leases
     In connection with the acquisition of the HGSI properties, BioMed entered into two 20-year triple-net leases with HGSI with respect to the headquarters facility and the large-scale manufacturing facility. The leases provide HGSI with the right to extend each lease for two 10-year terms and require HGSI to provide a security deposit of $19.75 million under each lease, which is equal to one-year’s rent.
     HGSI has the right to repurchase the large-scale manufacturing facility from BioMed within the first four years after lease commencement, upon giving one year’s prior written notice, at a purchase price that provides BioMed with a 15% unleveraged internal rate of return on the original purchase price of the property (net of all base rent received). HGSI has the right to repurchase the headquarters facility from BioMed approximately 10 years after lease commencement, upon giving at least one year’s prior written notice, at a purchase price of approximately $300.0 million in cash.

     The foregoing description of the HGSI leases does not purport to be complete and is qualified in its entirety by reference to the complete text of the leases, which are filed as exhibits to this report and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On May 24, 2006, BioMed, through its Operating Partnership, completed the acquisition of HGSI’s large-scale manufacturing and headquarters office and laboratory facilities located in Rockville, Maryland. The portfolio includes a total of approximately 925,000 rentable square feet of existing laboratory, office and manufacturing space, with the headquarters facility consisting of three recently constructed buildings and a parking structure, as well as undeveloped land that BioMed’s management estimates can support over 500,000 rentable square feet of additional laboratory and office space. The purchase price, which was determined through negotiations between the Operating Partnership and HGSI, was $425.0 million, excluding closing costs. The Operating Partnership funded the purchase price using the proceeds of BioMed’s recently completed common stock offering, which generated net proceeds of approximately $249.1 million, and borrowings under its existing $250.0 million revolving credit facility and the secured bridge loan with KeyBank described above in Item 1.01.
     In connection with the closing of the acquisition, BioMed issued a press release, which is attached as Exhibit 99.1 hereto.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 1.01 above is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(b) Unaudited Pro Forma Consolidated Financial Statements.
Pro Forma Consolidated Balance Sheet as of March 31, 2006
Pro Forma Consolidated Statement of Income for the three months ended March 31, 2006
Pro Forma Consolidated Statement of Income for the year ended December 31, 2005
Notes to Pro Forma Consolidated Balance Sheet and Statements of Income
(d) The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
10.1	Secured Bridge Loan Agreement, dated as of May 24, 2006, by and among BioMed Realty, L.P., KeyBank National Association, as Administrative Agent, and certain lenders party thereto.

10.2	Form of Note under Secured Bridge Loan Agreement.

10.3	Lease Agreement, dated as of May 24, 2006, between BMR-Belward Campus Drive LSM LLC and Human Genome Sciences, Inc.

10.4	Lease Agreement, dated as of May 24, 2006, between BMR-Shady Grove Road HQ LLC and Human Genome Sciences, Inc.

99.1	Press release issued by BioMed Realty Trust, Inc. on May 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2006	BIOMED REALTY TRUST, INC.

	By:	/s/ GARY A. KREITZER

Name: Gary A. Kreitzer
Title: Executive Vice President

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
      The unaudited pro forma consolidated financial statements of BioMed Realty Trust, Inc., as of March 31, 2006, and for the three months ended March 31, 2006 and the year ended December 31, 2005, are presented as if BioMed’s common stock offering, the HGSI properties acquisition and related transactions had occurred on March 31, 2006 for the unaudited pro forma consolidated balance sheet, and on the first day of the period presented for the unaudited pro forma consolidated statements of income.
      The unaudited pro forma consolidated financial statements should be read in conjunction with BioMed’s consolidated historical financial statements and the notes thereto, included in its Annual Report on Form 10-K for the year ended December 31, 2005, and its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006 filed with the Securities and Exchange Commission. Certain adjustments have been made to give effect to the operating properties acquired or that are probable to be acquired subsequent to March 31, 2006.
      The unaudited pro forma consolidated financial statements do not purport to represent BioMed’s financial position or the results of operations that would actually have occurred assuming the completion of the common stock offering and other transactions, nor do they purport to project BioMed’s financial position or results of operations as of any future date or any future period.

BIOMED REALTY TRUST, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
March 31, 2006
(Unaudited)
(In thousands)

	Historical
	BioMed	HGSI	Other	Other	Common	Pro Forma
	Realty	Properties	Subsequent	Financing	Stock	BioMed Realty
	Trust, Inc.	Acquisition	Acquisitions	Transactions	Offering	Trust, Inc.

		(A)	(B)	(C)	(D)
ASSETS
Investment in real estate, net	$1,131,917	$428,000	$41,744	$—	$—	$1,601,661
Investment in unconsolidated partnership	2,476	—	—	—	—	2,476
Cash and cash equivalents	30,365	(428,000)	(16,003)	164,539	249,099	—
Restricted cash	5,844	—	—	—	—	5,844
Accounts receivable, net	5,625	—	—	—	—	5,625
Accrued straight-line rents, net	10,472	—	—	—	—	10,472
Acquired above market leases, net	8,925	—	164	—	—	9,089
Deferred leasing costs, net	130,593	—	3,745	—	—	134,338
Deferred loan costs, net	4,507	—	—	150	—	4,657
Prepaid expenses	2,840	—	—	—	—	2,840
Other assets	13,333	—	—	—	—	13,333

Total assets	$1,346,897	$—	$29,650	$164,689	$249,099	$1,790,335

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage notes payable, net	$246,377	$—	$16,222	$—	$—	$262,599
Secured term loan	250,000	—	—	—	—	250,000
Unsecured line of credit	30,700	—	12,906	14,689	—	58,295
Secured bridge loan	—	—	—	150,000	—	150,000
Security deposits	6,883	—	—	—	—	6,883
Dividends and distributions payable	14,397	—	—	—	—	14,397
Accounts payable, accrued expenses, and other liabilities	24,196	—	—	—	—	24,196
Acquired below market leases, net	28,477	—	522	—	—	28,999

Total liabilities	601,030	—	29,650	164,689	—	795,369

Minority interests	20,367	—	—	—	—	20,367
Stockholders’ equity:
Common stock	466	—	—	—	91	557
Additional paid-in capital	758,375	—	—	—	249,008	1,007,383
Accumulated other comprehensive income	9,256	—	—	—	—	9,256
Dividends in excess of earnings	(42,597)	—	—	—	—	(42,597)

Total stockholders’ equity	725,500	—	—	—	249,099	974,599

Total liabilities and stockholders’ equity	$1,346,897	$—	$29,650	$164,689	$249,099	$1,790,335

See accompanying notes to pro forma consolidated balance sheet and statements of income.

BIOMED REALTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Three Months Ended March 31, 2006
(Unaudited)
(In thousands, except per share data)

	Historical	First					Pro Forma
	BioMed	Quarter	HGSI	Other	Other	Common	BioMed
	Realty	2006	Properties	Subsequent	Financing	Stock	Realty
	Trust, Inc.	Acquisitions	Acquisition	Acquisitions	Transactions	Offering	Trust, Inc.

		(AA)	(BB)	(CC)	(DD)
Revenues:
Rental	$31,178	$13	$11,998	$1,044	$—	$—	$44,233
Tenant recoveries	12,609	1	439	272	—	—	13,321
Other income	6	—	—	—	—	—	6

Total revenues	43,793	14	12,437	1,316	—	—	57,560

Expenses:
Rental operations	9,543	1	37	86	—	—	9,667
Real estate taxes	4,242	—	432	194	—	—	4,868
Depreciation and amortization	13,361	5	2,379	693	—	—	16,438
General and administrative	4,347	—	50	—	—	—	4,397

Total expenses	31,493	6	2,898	973	—	—	35,370

Income from operations	12,300	8	9,539	343	—	—	22,190
Equity in net income of unconsolidated partnership	20	—	—	—	—	—	20
Interest income	160	—	—	—	—	—	160
Interest expense	(7,784)	(5)	—	(249)	(3,048)	—	(11,086)

Income (loss) before minority interests	4,696	3	9,539	94	(3,048)	—	11,284
Minority interest in consolidated partnership	54	—	—	—	—	—	54
Minority interests in operating partnership	(276)	—	—	—	—	(280)	(556	)(EE)

Net income (loss)	$4,474	$3	$9,539	$94	$(3,048)	$(280)	$10,782

Pro forma earnings per share — basic(GG)	$0.10						$0.19

Pro forma earnings per share — diluted(GG)	$0.10						$0.19

Pro forma weighted average common shares outstanding — basic(GG)	46,369,605						55,444,605

Pro forma weighted average common shares outstanding — diluted(GG)	49,518,010						58,593,010

See accompanying notes to pro forma consolidated balance sheet and statements of income.

BIOMED REALTY TRUST, INC.
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
For the Year Ended December 31, 2005
(Unaudited)
(In thousands, except per share data)

	Historical	First						Pro Forma
	BioMed	Quarter	HGSI	Other	Other	Common		BioMed
	Realty	2006	Properties	Subsequent	Financing	Stock	2005	Realty
	Trust, Inc.	Acquisitions	Acquisition	Acquisitions	Transactions	Offering	Acquisitions	Trust, Inc.

		(AA)	(BB)	(CC)	(DD)		(FF)
Revenues:
Rental	$92,650	$322	$47,991	$4,175	$—	$—	$18,873	$164,011
Tenant recoveries	42,232	29	1,757	1,088	—	—	5,555	50,661
Other income	3,974	—	—	—	—	—	485	4,459

Total revenues	138,856	351	49,748	5,263	—	—	24,913	219,131

Expenses:
Rental operations	34,505	19	149	342	—	—	2,478	37,493
Real estate taxes	11,868	11	1,727	777	—	—	3,500	17,883
Depreciation and amortization	39,378	120	9,516	2,771	—	—	7,627	59,412
General and administrative	13,278	—	200	—	—	—	22	13,500

Total expenses	99,029	150	11,592	3,890	—	—	13,627	128,288

Income from
operations	39,827	201	38,156	1,373	—	—	11,286	90,843
Equity in net income of unconsolidated partnership	119	—	—	—	—	—	—	119
Interest income	1,333	—	—	—	—	—	—	1,333
Interest expense	(23,226)	(126)	—	(996)	(11,744)	—	(2,141)	(38,233)

Income (loss) before minority interests	18,053	75	38,156	377	(11,744)	—	9,145	54,062
Minority interest in consolidated partnerships	267	—	—	—	—	—	—	267
Minority interests operating partnerships	(1,274)	—	—	—	—	(1,388)	—	(2,662	)(EE)

Net income (loss)	$17,046	$75	$38,156	$377	$(11,744)	$(1,388)	$9,145	$51,667

Pro forma earnings per share — basic(GG)	$0.44							$1.08

Pro forma earnings per share — diluted(GG)	$0.44							$1.06

Pro forma weighted average common shares outstanding — basic(GG)	38,913,103							47,988,103

Pro forma weighted average common shares outstanding — diluted(GG)	42,091,195							51,166,195

See accompanying notes to pro forma consolidated balance sheet and statements of income.

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME
(Unaudited)
(Tabular amounts in thousands)

1.	Adjustments to the Pro Forma Consolidated Balance Sheet

Presentation
      The accompanying unaudited pro forma consolidated balance sheet of BioMed Realty Trust, Inc. (the “Company”) reflects adjustments for completed and probable acquisitions, the Company’s public offering of common shares, which was completed on May 16, 2006, and related transactions as if all of the following occurred on March 31, 2006:

•	The acquisition of the 58 Charles Street property for approximately $13,175,000, which occurred on April 7, 2006;

•	The acquisition of the HGSI properties for approximately $428,000,000, including closing costs and an advisory fee to Raymond James & Associates, Inc. of $1,000,000, which occurred on May 24, 2006;

•	The probable acquisition of the Road to the Cure property for approximately $23,328,000. In addition to cash paid, consideration also includes the estimated assumption of $15,800,000 of mortgage notes payable;

•	The probable acquisition of the One Research Way property for approximately $8,206,000;

•	Borrowings of $150,000,000 on a secured bridge loan facility and approximately $27,595,000 on the Company’s unsecured line of credit. This debt was incurred to partially fund the acquisition of the HGSI properties; and

•	Public offering of 9,075,000 common shares at $28.65 per share, with net proceeds of approximately $249,099,000.
      In the opinion of the Company’s management, all material adjustments necessary to reflect the effects of the preceding transactions have been made. The unaudited pro forma consolidated balance sheet is presented for illustrative purposes only and is not necessarily indicative of what the actual financial position would have been had the common share offering and other transactions described above occurred on March 31, 2006, nor does it purport to represent the future financial position of the Company.

Adjustments
      The adjustments to the pro forma consolidated balance sheet as of March 31, 2006 are as follows:

(A) Reflects the acquisition of the HGSI properties from HGSI, a third party, which occurred on May 24, 2006, for approximately $428,000,000, including closing costs, consisting of cash payments of $428,000,000 (see Note C for discussion of funding):

The Company closed on its acquisition of the HGSI properties on May 24, 2006, and used the net proceeds from the offering of its common stock and borrowings on a secured bridge loan facility and its unsecured line of credit to fund the purchase price of this acquisition. The HGSI properties were acquired through a sale leaseback transaction whereby the HGSI properties have been leased on a long-term basis immediately after acquisition to a single tenant (HGSI, the seller lessee) under net leases that

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME — (Continued)

transfer all of the properties’ nonfinancial operating and holding costs to HGSI. The purchase price for this acquisition exceeded 20% of the Company’s total assets at December 31, 2005.

Set forth below is certain condensed financial information of HGSI which is taken from its Annual Report on Form 10-K for the year ended December 31, 2005, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “Exchange Act”). The information and financial data contained herein concerning HGSI was obtained and has been condensed from its public filings under the Exchange Act. The Company can make no representation as to the accuracy and completeness of the public filings of HGSI. It should be noted that HGSI has no duty, contractual or otherwise, to advise us of any events which might have occurred subsequent to the date of such publicly available information which could affect the significance or accuracy of such information.

HGSI is subject to the information filing requirements of the Exchange Act, and, in accordance herewith, is obligated to file periodic reports, proxy statements and other information with the Securities and Exchange Commission relating to its business, financial condition and other matters. Such reports, proxy statements and other information may be inspected at the offices of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549.

The following table summarizes the cash, cash equivalents, short-term investments, marketable securities and restricted investments, total assets, total debt and capital lease, less current portion, revenue — research and development contracts, total costs and expenses, income (loss) from operations and net income(loss) for HGSI as of or for the most recent fiscal year end and quarter end (dollars in thousands):

	As of or for	As of or for
	the fiscal year	the quarter
	ended	ended
	December 31, 2005	March 31, 2006

Cash, cash equivalents, short-term investments, marketable securities and restricted investments	$646,220	$580,397
Total assets	997,046	933,675
Total debt and capital lease, less current portion	510,000	510,000
Revenue — research and development contracts	19,113	6,840
Total costs and expenses	270,783	71,798
Income (loss) from operations	(251,670)	(64,958)
Net income (loss)	(239,439)	(62,139)

(B) Reflects the acquisition of three other properties from third parties subsequent to March 31, 2006 (including the acquisition of the 58 Charles Street property on April 7, 2006 and the probable acquisitions of the Road to the Cure and One Research Way properties for which purchase and sale agreements have been entered into). Consideration paid or to be paid consists of cash payments of $44,709,000 (financed by borrowings on the existing unsecured line of credit of $12,906,000 and cash on hand of $16,003,000) and includes the assumption of mortgage notes

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME — (Continued)

payable in the amount of $15,800,000 (excluding $422,000 of debt premium) for the Road to the Cure acquisition:

	58 Charles Street	Road to the Cure	One Research Way	Total

Investment in real estate, net	$11,823	$21,715	8,206	$41,744
Intangible assets(1)	1,352	2,557	—	3,909
Acquired debt premium(2)	—	(422)	—	(422)
Acquired below market leases(3)	—	(522)	—	(522)

Net assets acquired	$13,175	$23,328	8,206	$44,709

(1)	A portion of the purchase price has been allocated to identified intangible assets for an above-market lease in the amount of $164,000, which is amortized to rental income over the remaining non-cancelable term of the lease, and the value of in-place leases and management fees in the amount of $3,745,000 which are amortized to depreciation and amortization expense over the remaining initial lease term and any fixed rate renewal periods of the respective leases.

(2)	Debt premiums are recorded upon assumption of mortgages at the time of acquisition to account for above-market interest rates. Amortization of this premium is recorded as a reduction to interest expense over the remaining term of the respective mortgage.

(3)	A portion of the purchase price has been allocated to an identified intangible liability for a below-market lease in the amount of $522,000, which is amortized to rental income over the remaining initial lease term and any fixed rate renewal periods of the lease.

(C) To fund the acquisition of the HGSI properties, the Company incurred the following indebtedness:

	Principal	Loan
	Amount	Fees

Unsecured line of credit	$14,689	$—
Secured bridge loan	150,000	150

Total	$164,689	$150

(D) Sale of 9,075,000 shares of common stock for $28.65 per share in the offering:

Proceeds from the offering	$259,999
Less costs associated with the offering (including underwriters’ discount of $10,400)	(10,900)

Net cash proceeds	$249,099

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME — (Continued)

2.	Pro Forma Consolidated Statements of Income
      The adjustments to the pro forma consolidated statements of income for the three months ended March 31, 2006 and for the year ended December 31, 2005 are as follows:
      Adjustments (AA) through (GG) inclusive relate to the pro forma adjustments made to give effect to the acquired properties in accordance with Regulation S-X Rule 11-02. Specifically the financial statements of properties acquired should exclude items not comparable to the proposed future operations of the properties including corporate expenses. Prior to the acquisition, the properties were either self-managed or managed by third party management companies. Following the acquisitions, the properties will continue to be managed internally by us or managed by third-party managers under new management contracts. The related management fee revenues and expenses have either been included or excluded from the historical financial statements. For properties that will be managed internally by us, the property management revenues and costs are excluded in the historical financial statements of the acquired properties. For properties that will be managed by third-parties, property management revenues and expenses are included in the historical financial statements of the acquired properties. Pro forma revenue and expense adjustments were made for properties that will be managed internally by us.
      (AA) Reflects the acquisitions of the Fairview Avenue property for approximately $2,700,000, which occurred on January 12, 2006, and the 900 Uniqema Boulevard property for approximately $4,800,000, which occurred on January 13, 2006:

	For the Three Months Ended March 31, 2006

			Adjustments
			Resulting from
	Fairview		Purchasing	Pro Forma
	Avenue	900 Uniqema	the Properties	Adjustment

	(4)
Revenues:
Rental(1)	$—	$17	$(4)	$13
Tenant recoveries	—	1	—	1
Other income	—	—	—	—

Total revenues	—	18	(4)	14

Expenses:
Rental operations	—	1	—	1
Real estate taxes	—	—	—	—
Depreciation and amortization(2)	—	—	5	5

Total expenses	—	1	5	6

Income from operations	—	17	(9)	8
Interest expense(3)	—	(7)	2	(5)

Net income (loss) before minority interest	$—	$10	$(7)	$3

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME — (Continued)

	For the Year Ended December 31, 2005

			Adjustments
			Resulting from
	Fairview		Purchasing	Pro Forma
	Avenue	900 Uniqema	the Properties	Adjustment

	(4)
Revenues:
Rental(1)	$—	$411	$(89)	$322
Tenant recoveries	—	29	—	29
Other income	—	—	—	—

Total revenues	—	440	(89)	351

Expenses:
Rental operations	—	19	—	19
Real estate taxes	—	11	—	11
Depreciation and amortization(2)	—	—	120	120

Total expenses	—	30	120	150

Income from operations	—	410	(209)	201
Interest expense(3)	—	(159)	33	(126)

Net income (loss) before minority interest	$—	$251	$(176)	$75

(1)	The pro forma adjustment to rental revenue is directly attributable to the acquisition of the operating property and consists of amounts related to above market leases, which are being amortized over the remaining initial lease term and any fixed rate renewal periods of the respective leases in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations (“SFAS 141”).

(2)	The pro forma adjustment to depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining initial lease term and any fixed rate renewal periods of the respective leases and management agreements.

(3)	The pro forma adjustment to interest expense is due to the amortization of debt premiums that were recorded upon assumption of the mortgage notes to account for above-market interest rates. This adjustment reduces interest expense over the remaining terms of the respective mortgages using the effective interest method.

(4)	The Fairview Avenue property acquisition consists of land under development, which was nonoperating on the date of acquisition.

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME — (Continued)

(BB)	Reflects the acquisition of the HGSI properties, which occurred on May 24, 2006:

	For the Three Months Ended March 31, 2006

	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing	Pro Forma
	Expenses	the Properties	Adjustment

Revenues:
Rental(1)	$—	$11,998	$11,998
Tenant recoveries(1)	—	439	439

Total revenues	—	12,437	12,437

Expenses:
Rental operations(1)	—	37	37
Real estate taxes	432	—	432
Depreciation and amortization(1)	—	2,379	2,379
General and administrative(1)	—	50	50

Total expenses	432	2,466	2,898

Net income (loss) before minority interest	$(432)	$9,971	$9,539

	For the Year Ended December 31, 2005

	Historical	Adjustments
	Revenue and	Resulting from
	Certain	Purchasing	Pro Forma
	Expenses	the Properties	Adjustment

Revenues:
Rental(1)	$—	$47,991	$47,991
Tenant recoveries(1)	—	1,757	1,757

Total revenues	—	49,748	49,748

Expenses:
Rental operations(1)	—	149	149
Real estate taxes	1,727	—	1,727
Depreciation and amortization(1)	—	9,516	9,516
General and administrative(1)	—	200	200

Total expenses	1,727	9,865	11,592

Net income (loss) before minority interest	$(1,727)	$39,883	$38,156

(1)	The pro forma adjustment to rental revenue, tenant recoveries, rental operations, depreciation and amortization, and general and administrative expense are directly attributable to the sale leaseback of the owner occupied property. The adjustments are based upon terms of the leases entered into on May 24, 2006.

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME — (Continued)
      (CC) Reflects the other subsequent acquisition of the 58 Charles Street property, which occurred on April 7, 2006, and the probable acquisition of the Road to the Cure and One Research Way properties:

	For the Three Months Ended March 31, 2006

				Adjustments
				Resulting from
				Purchasing	Pro Forma
	58 Charles Street	Road to the Cure	One Research Way	the Properties	Adjustment

Revenues:
Rental(1)	$257	$556	$173	$58	$1,044
Tenant recoveries(2)	107	9	92	64	272
Other income	—	—	—	—	—

Total revenues	364	565	265	122	1,316

Expenses:
Rental operations	72	9	5	—	86
Real estate taxes(3)	43	—	87	64	194
Depreciation and amortization(4)	—	—	—	693	693

Total expenses	115	9	92	757	973

Income from operations	249	556	173	(635)	343
Interest expense(5)	—	(263)	—	14	(249)

Net income (loss) before minority interest	$249	$293	$173	$(621)	$94

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME — (Continued)

	For the Year Ended December 31, 2005

				Adjustments
				Resulting from
				Purchasing	Pro Forma
	58 Charles Street	Road to the Cure	One Research Way	the Properties	Adjustment

Revenues:
Rental(1)	$1,031	$2,222	$692	$230	$4,175
Tenant recoveries(2)	430	34	367	257	1,088
Other income	—	—	—	—	—

Total revenues	1,461	2,256	1,059	487	5,263

Expenses:
Rental operations	288	34	20	—	342
Real estate taxes(3)	173	—	347	257	777
Depreciation and amortization(4)	—	—	—	2,771	2,771

Total expenses	461	34	367	3,028	3,890

Income from operations	1,000	2,222	692	(2,541)	1,373
Interest expense(5)	—	(1,052)	—	56	(996)

Net income (loss) before minority interest	$1,000	$1,170	$692	$(2,485)	$377

(1)	The pro forma adjustment to rental revenue is directly attributable to the acquisition of the property and consists of amounts related to above and below market leases, which are being amortized over the remaining initial lease term and any fixed rate renewal periods of the respective leases in accordance with SFAS 141.

(2)	The pro forma tenant recovery revenue adjustment is based upon amounts to be received from tenants related to the pro forma adjustment to real estate taxes expense.

(3)	The pro forma adjustment to real estate taxes expense relates to the increase in property taxes due to the Company’s acquisition of the properties by the Company that may result in a reassessment by the taxing authorities based on the purchase price of the properties.

(4)	The pro forma adjustment to depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining initial lease term and any fixed rate renewal periods of the respective leases and management agreements.

(5)	The pro forma adjustment to interest expense is due to the amortization of debt premiums that were recorded upon assumption of the mortgage notes to account for above-market interest rates. This adjustment reduces interest expense over the remaining terms of the respective mortgages using the effective interest method. Also includes amortization of deferred loan fees, including loan assumption fees, incurred in obtaining long-term financing, which are capitalized and amortized to interest expense over the terms of the related loans using the effective-interest method.

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME — (Continued)
      (DD)Reflects the interest expense as a result of debt incurred in connection with the acquisitions:

			Interest Expense

			For the Three
	Principal		Months Ended	For the Year Ended
	Amount	Interest Rate	March 31, 2006	December 31, 2005

Unsecured line of credit(1)	$27,595	6.41%	$442	$1,769
Secured bridge loan(2)	150,000	6.55%	2,456	9,825
Amortization of loan fees	—		150	150

	$177,595		$3,048	$11,744

(1)	Borrowings consist of $14,689,000 for the acquisition of the HGSI properties and $12,906,000 for the acquisition of the 58 Charles Street and One Research Way properties. Borrowings under the unsecured line of credit bear interest at a rate of LIBOR (assumed one month LIBOR on May 3, 2006) plus a margin, which can vary between 120 basis points and 200 basis points depending on the overall leverage of the Company. A margin of 135 basis points was assumed based upon the pro forma leverage of the Company. If LIBOR increased or decreased by 0.125%, the estimated interest expense could increase or decrease by approximately $34,000 annually.

(2)	Borrowings under the secured bridge loan bear interest at a rate of LIBOR (assumed three month LIBOR on May 3, 2006) plus 140 basis points. If LIBOR increased or decreased by 0.125%, the estimated interest expense could increase or decrease by approximately $187,500 annually.
      (EE) Allocate minority interest in net income:

	For the Three
	Months Ended	For the Year Ended
	March 31, 2006	December 31, 2005

Total income before allocation to minority interest	$11,284	$54,062
Minority interest in loss of King of Prussia	54	267

Adjusted income before allocation to minority interest of operating partnership	$11,338	$54,329
Weighted average percentage allocable to minority interest of operating partnership	4.90%	4.90%

	$(556)	$(2,662)

      (FF) Reflects the 2005 acquisitions from January 1, 2005 through the respective date of acquisition as follows: Waples for approximately $5,377,000, which occurred on March 1, 2005; Bridgeview II for approximately $16,218,000, which occurred on March 16, 2005; Graphics Drive for approximately $7,787,000, which occurred on March 17, 2005; Coolidge Avenue for approximately $10,839,000, which occurred on April 5, 2005; Fresh Pond Research Park for approximately $20,802,000, which occurred on April 5, 2005; Phoenixville for approximately $13,247,000, which occurred on April 5, 2005; and Nancy Ridge for approximately 12,892,000, which occurred on April 21, 2005. Consideration paid for the Nancy Ridge acquisition also included the assumption of $7,769,000 of a mortgage note payable (including premium of $768,000) and a $1,177,000 deposit for loan impounds was made by the Company. Also included is the acquisition of Dumbarton Circle for approximately $6,318,000, excluding $2,640,000 paid into escrow for tenant construction

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME — (Continued)
allowance, which occurred on May 27, 2005; and the Lyme Portfolio for approximately $525,658,000, including closing costs and an advisory fee to Raymond James & Associates, Inc. of $1,375,000, which occurred on May 31, 2005. In addition to cash paid and financed by borrowings discussed below, consideration also included the assumption of approximately $141,748,000 of mortgage notes payable (including premium of approximately $10,544,000); the acquisition of the Kaiser Drive property for approximately $9,523,000, which occurred on August 25, 2005; the acquisition of Faraday Avenue for approximately $8,560,000, which occurred on September 19, 2005; the acquisition of 1000 Uniqema Boulevard for approximately $16,303,000, which occurred on September 30, 2005; the acquisition of George Patterson Boulevard for approximately $15,188,000, which occurred on October 28, 2005; the acquisition of Eccles Avenue for approximately $26,032,000, which occurred on December 1, 2005; and the acquisition of Colorow Drive for approximately $19,369,000, which occurred on December 22, 2005:

	For the Year Ended December 31, 2005

	Historical
	Revenue and	Adjustments
	Certain Expenses	Resulting from
	through the Date	Purchasing	Pro Forma
	of Acquisition	the Properties	Adjustment

Revenues:
Rental(1)	$18,031	$842	$18,873
Tenant recoveries(2)	4,245	1,310	5,555
Other income	485	—	485

Total revenues	22,761	2,152	24,913

Expenses:
Rental operations(3)	2,329	149	2,478
Real estate taxes(4)	2,246	1,254	3,500
Depreciation and amortization(5)	—	7,627	7,627
General and administrative	22	—	22

Total expenses	4,597	9,030	13,627

Income from operations	18,164	(6,878)	11,286
Interest expense(6)	(2,333)	192	(2,141)

Net income (loss) before minority interest	$15,831	$(6,686)	$9,145

(1)	The pro forma adjustment to rental revenue is directly attributable to the acquisition of the property and consists of amounts related to above and below market leases, which are being amortized over the remaining initial lease term and any fixed rate renewal periods of the respective leases in accordance with SFAS 141.

(2)	The pro forma tenant recovery revenue adjustment is based upon an assignment of pre-existing management agreements with certain tenants, as contractually entered into with the execution of the purchase and sale agreement. Also includes amounts to be received from tenants related to the pro forma adjustment to real estate taxes expense.

BIOMED REALTY TRUST, INC.
NOTES TO PRO FORMA CONSOLIDATED
BALANCE SHEET AND STATEMENTS OF INCOME — (Continued)

(3)	The pro forma adjustment to rental operations expense includes amounts related to expenses associated with self-managed properties.

(4)	The pro forma adjustment to real estate taxes expense relates to the increase in property taxes due to the acquisition of the properties by the Company that may result in a reassessment by the taxing authorities based on the purchase price of the properties.

(5)	The pro forma adjustment to depreciation and amortization is due to depreciation of the acquired buildings and improvements using the straight-line method and an estimated life of 40 years. In addition, the value of in-place leases (exclusive of the value of above and below market leases) and the value of management agreements are amortized to depreciation and amortization expense over the remaining initial lease term and any fixed rate renewal periods of the respective leases and management agreements.

(6)	The pro forma adjustment to interest expense is due to the amortization of debt premiums that were recorded upon assumption of the mortgage notes to account for above-market interest rates. This adjustment reduces interest expense over the remaining terms of the respective mortgages using the effective interest method. Also includes amortization of deferred loan fees, including loan assumption fees, incurred in obtaining long-term financing, which are capitalized and amortized to interest expense over the terms of the related loans using the effective-interest method.
      (GG) The following is a reconciliation to net income:

	For the Three Months Ended		For the Year Ended
	March 31, 2006		December 31, 2005

	Historical	Pro Forma	Historical	Pro Forma

Net income attributable to common shares	$4,474	$10,782	$17,046	$51,667
Minority interests in operating partnership(1)	276	556	1,274	2,662

Adjusted net income attributable to common shares	$4,750	$11,338	$18,320	$54,329

Weighted-average common shares outstanding:
Basic(2)	46,369,605	55,444,605	38,913,103	47,988,103
Diluted(2)	49,518,010	58,593,010	42,091,195	51,166,195
Pro forma earnings per share — basic	$0.10	$0.19	$0.44	$1.08

Pro forma earnings per share — diluted	$0.10	$0.19	$0.44	$1.06

(1)	Does not include minority interest in the loss for the limited partner’s interest in the King of Prussia property of $54,000, $54,000, $267,000 and $267,000, respectively.

(2)	Pro forma shares include 9,075,000 shares outstanding due to the Company’s offering of common stock.